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                                                                    EXHIBIT 10.5

                             SECOND AMENDMENT TO THE
                  INGRAM MICRO 401(K) INVESTMENT SAVINGS PLAN

      The Ingram Micro 401(k) Investment Savings Plan, which was restated as of April 1, 2005, is hereby amended in the following manner in accordance with the amendment procedures set forth in Section 12.1 of the Plan. This Amendment is effective as of January 1, 2006.

      1. Section 1.2 is amended by the addition of the following thereto:

      "Actual Deferral Percentages shall be calculated in accordance with Treasury Regulation Section 1.401(k)-2(a)(3)."

      2. Sections 1.43 through 1.46, inclusive, are amended to read as follows:

      "1.43 "QMAC" means a qualified matching contribution that (i) is made to the Plan pursuant to Section 3.8, and (ii) complies with the definition of qualified matching contribution set forth in Treasury Regulation Section 1.401(k)-6.

      1.44 "QMAC Account" means the Account to which are credited QMACs made on behalf of a Participant and earnings or losses on those contributions.

      1.45 "QNEC" means a qualified nonelective contribution that (i) is made to the Plan pursuant to Section 3.5, and (ii) complies with the definition of qualified nonelective contribution set forth in Treasury Regulation Section 1.401(k)-6.

      1.46 "QNEC Account" means the Account to which are credited QNECs made on behalf of a Participant and earnings or losses on those contributions."

      3. Section 3.l(a) is amended by the addition of the following thereto:

      "(9) Except for occasional, bona fide administrative considerations, Before-Tax or Catch-Up Contributions made pursuant to a cash or deferred election by an Eligible Employee cannot precede the earlier of (1) the performance of services relating to the contribution or (2) the date the Compensation that is subject to the election would be currently available to the Eligible Employee in the absence of an election to defer."

      4. Section 3.5(b) is amended to read as follows:

      "(b) If Before-Tax Contributions are made to the Plan for a Plan Year for a Highly Compensated Employee who is eligible to have salary reduction contributions allocated to his account under another plan maintained by the Employer that provides a cash or deferred arrangement described in Section 401(k) of the Code, the Actual Deferral Percentage of that Highly Compensated Employee shall be calculated as if all such other plans are part of the Plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that are part of plans that have different

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plan years, all Before-Tax Contributions made during the Plan Year being tested shall be aggregated, without regard to the plan years of the other plans. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulation Section 1.401(k)-1(b)(4)."

      5. Section 3.5 is amended by the addition of the following thereto:

      "(g) Notwithstanding the above, a QNEC cannot be taken into account in determining the Actual Deferral Percentage of an Eligible Employee who is a Non-highly Compensated Employee for the Plan Year to the extent that the QNEC exceeds the product of the Eligible Employee's Compensation and the greater of five percent (5%) or two (2) times the Plan's "representative contribution rate." Any QNEC taken into account under an actual contribution percentage test under Regulation Section 1.401(m)-2(a)(6)(including the determination of the representative contribution rate for purposes of Regulation Section 1.401(m)-2(a)(6)(v)(B)) is not permitted to be taken into account for purposes of Section 3.5 including the determination of the "representative contribution rate" for purposes of subsection (1) below. For purposes of this Section:

            (1) The Plan's "representative contribution rate" is the lowest "applicable contribution rate" of any Eligible Employee who is a Non-highly Compensated Employee among a group of eligible Non-highly Compensated Employees that consists of half of all eligible Non-highly Compensated Employees for the Plan Year (or, if greater, the lowest "applicable contribution rate" of any Non-highly Compensated Employee who is an Eligible Employee or who is in the group of all Eligible Employees who are Non-highly Compensated Employees for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

            (2) The "applicable contribution rate" for a Non-highly Compensated Employee who is an Eligible Employee is the sum of the QMACs taken into account in determining the Actual Deferral Percentage for the Eligible Employee for the Plan Year and the QNECs for the Eligible Employee for the Plan Year, divided by the Eligible Employee's Compensation for the same period.

      A QMAC may only be used to calculate an Actual Deferral Percentage to the extent that such QMAC is a matching contribution that is not precluded from being taken into account under Section 3.8 of the Plan for the Plan Year under the rules of Regulation Section 1.401(m)-2(a)(5)(ii).

      (h) Notwithstanding the above, QNECs and QMACs cannot be taken into account to determine an Actual Deferral Percentage to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test, actual contribution percentage test, or the requirements of Regulation Section 1.401(k)-3, 1.401(m)-3, or 1.401(k)-4."

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      6. Section 3.7(b) is amended to read as follows:

      "(b) Distributions of Excess Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the "gap period"). The Administrator has the discretion to determine and allocate income using any of the methods set forth below:

            (1) The Administrator may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant Accounts. A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

            (2) The Administrator may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Before-Tax Contributions and other amounts taken into account under Section 3.5 of the Plan, by a fraction, the numerator of which is the Excess Contributions for the Participant for the Plan Year, and the denominator of which is the sum of the:

                  (A) The Account balance attributable to Before-Tax Contributions and other amounts taken into account under Section 3.5 of the Plan as of the beginning of the Plan Year, and

                  (B) Any additional amount of such contributions made for the Plan Year.

            (3) The Administrator may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period. Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (2) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

            (4) The Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (2) above to this aggregate period. This is accomplished by (i) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (ii) substituting the amounts taken into account under
Section 3.5 of the Plan for the Plan

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Year and the gap period, for the amounts taken into account under Section 3.5 of the Plan for the Plan Year in determining the fraction that is multiplied by that income."

      7. Section 3.8(b) is amended to read as follows:

      "(b) The Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have matching contributions or after-tax contributions allocated to his account under two (2) or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(k) of the Code that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If a Highly Compensated Employee participates in two (2) or more such plans or arrangements that have different plan years, all matching contributions and after-tax contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulation Section 1.401(m)-1(b)
(4)."

      8. Section 3.8 is amended by the addition of the following thereto:

      "(g) Notwithstanding the above, a Matching Contribution for a Plan Year cannot be taken into account under Section 3.8 of the Plan for any Eligible Employee who is a Non-highly Compensated Employee to the extent it exceeds the greatest of:

            (1) five percent (5%) of the Eligible Employee's Compensation for the Plan Year;

            (2) the sum of the Eligible Employee's Before-Tax Contributions and After-Tax Contributions for the Plan Year; and

            (3) the product of two (2) times the Plan's "representative matching rate" and the Eligible Employee's total Before-Tax Contributions and After-Tax Contributions for the Plan Year.

      The Plan's "representative matching rate" is the lowest "matching rate" for any Eligible Employee who is a Non-highly Compensated Employee among a group of Eligible Employees who are Non-highly Compensated Employees that consists of half of all Eligible Employees who are Non-highly Compensated Employees for the Plan Year who make Before-Tax Contributions and/or After-Tax Contributions (or, if greater, the lowest "matching rate" for all Eligible Employees who are Non-highly Compensated Employees, who are employed by the Employer on the last day of the Plan Year, and who make Before-Tax Contributions and/or After-Tax Contributions for the Plan Year).

      The "matching rate" for an Employee generally is the amount of Matching Contributions made for such Employee divided by the sum of the Employee's Before-Tax Contributions and After-Tax Contributions for the Plan Year. If the matching rate is

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not the same for all levels of Before-Tax Contributions and After-Tax
Contributions made by an Employee, the Employee's "matching rate" is determined assuming that an Employee's Before-Tax Contributions and After-Tax Contributions equal six percent (6%) of Compensation.

      (h) QNECs cannot be taken into account under Section 3.8 of the Plan for a Plan Year for any Eligible Employee who is a Non-highly Compensated Employee to the extent such contributions exceed the product of that Employee's Compensation and the greater of five percent (5%) or two (2) times the Plan's "representative contribution rate." Any QNEC taken into account under Section 3.5 of the Plan (including the determination of the "representative contribution rate" for purposes of Regulation Section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section, including the determination of the "representative contribution rate" for purposes of subsection (1) below. For purposes of this Section:

            (1) The Plan's "representative contribution rate" is the lowest "applicable contribution rate" of any Eligible Employee who is a Non-highly Compensated Employee among a group of eligible Non-highly Compensated Employees that consists of half of all eligible Non-highly Compensated Employees for the Plan Year (or, if greater, the lowest "applicable contribution rate" of any eligible Non-highly Compensated Employee who is in the group of all Eligible Non-highly Compensated Employees for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

            (2) The "applicable contribution rate" for any Eligible Employee who is a Non-highly Compensated Employee is the sum of the matching contributions (as defined in Regulation Section 1.401(m)-1(a)(2)) taken into account in determining the Contribution Percentage for the eligible Non-highly Compensated Employee for the Plan Year and the QNECs made for that Employee for the Plan Year, divided by the Employee's Compensation for the Plan Year."

      9. Section 3.9(b) is amended to read as follows:

      "(b) Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the "gap period"). "Income" shall be determined and allocated in accordance with the provisions of
Section 3.7(b), except that such Section shall be applied by replacing "Excess Contributions" with "Excess Aggregate Contributions" and by replacing amounts taken into account under Section 3.8(a) of the Plan for amounts taken into account under Section 3.5(a) of the Plan."

      10. Section 6.2 is amended by the addition of the following thereto:

      "(c) The Plan shall disregard Before-Tax and Catch-Up Contributions in applying the vesting provisions of the Plan to other contributions or benefits solely for purposes of Section 411(a)(2) of the Code."

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      11. Section 6.4(a) is amended to read as follows:

      "(a) If a former Participant whose Severance from Employment resulted in a forfeiture of his entire Account pursuant to Section 6.3 resumes participation in the Plan after at least five (5) consecutive One-Year Breaks in Service, he shall have no right to restoration of any previously forfeited portion of his Account. Such Participant's Years of Service or period of employment after the break in service or period of absence shall not be taken into account in determining the Participant's vested nonforfeitable right to the value of his Account attributable to contributions made by the Employer before he resumed participation in the Plan."

      IN WITNESS WHEREOF, this Second Amendment is executed on the date set forth below.


                                            INGRAM MICRO, INC.

                                        By: /s/ Matthew A. Sauer
                                            ----------------------------

                                        Title: SVP HUMAN RESOURCES


                                        Date: 12/26/2006
                                              -------------------------

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